UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2023 (September 22, 2023)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On  September 22, 2023, Link Media Holdings, Inc. (“Link”), a wholly-owned subsidiary of Boston Omaha Corporation (“BOC”), which owns and operates BOC’s billboard businesses, entered into a Seventh Amendment to Credit Agreement (the “Seventh Amendment”) with First National Bank of Omaha (the “Lender”). On August 12, 2019, Link entered into a Credit Agreement, as amended (the “Credit Agreement”) with the Lender under which Link could borrow up to $30,000,000 in the aggregate under two term loans and $5,000,000 under a revolving line of credit, each guaranteed by Link’s subsidiaries.   The Seventh Amendment modifies the Credit Agreement to provide additional flexibility for Link by increasing the revolving line of credit from $5,000,000 to $10,000,000.  The fee to maintain the revolving  line of credit is 20 basis points per year.   All other terms regarding the Revolving Line of credit are unchanged.

BOC does not provide any guaranty under the Credit Agreement.   Each of Link's subsidiaries have guaranteed all obligations of Link under the Credit Agreement.

The foregoing summary of the Seventh Amendment and the transactions contemplated thereby contained in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Seventh Amendment, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference and the Amended and Restated Revolving Note, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference.  Capitalized terms used in this Item 1.01 have the meaning given to such terms in the Seventh Amendment and Credit Agreement, as applicable.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained in Item 1.01 is hereby incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Seventh Amendment to Credit Agreement
10.2	Amended and Restated Revolving Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: September 26, 2023

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